SENIOR HIGH
INCOME
PORTFOLIO, INC.





FUND LOGO





Semi-Annual Report

August 31, 1997


This report, including the financial information herein, is transmitted to the shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.








Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper


Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER


For the six months ended August 31, 1997, the Portfolio's total investment return was +5.99%, based on a change in per share net asset value from $9.22 to $9.32, and assuming reinvestment of $0.440 per share income dividends. During the same period, the net annualized yield of the Portfolio's Common Stock was 9.57%. Since inception (April 30, 1993) through August 31, 1997, the total investment return on the Portfolio's Common Stock was +49.03%, based on a change in per share net asset value from $9.50 to $9.32, and assuming reinvestment of $3.824 per share income dividends. At the end of the August period, the Portfolio was 22.8% leveraged, having borrowed $145.8 million of its $225 million credit facility at an average rate of 5.88%. (For a complete explanation of the benefits and risks of leverage, see page 4 of this report to shareholders.)


The Environment
After raising the target Federal Funds rate by 25 basis points (0.25%) in March, the Federal Reserve Board (FRB) held short-term interest rates steady throughout the remainder of the six-month period. Strong economic growth failed to ignite inflation, allowing the FRB to maintain stable monetary policy. However, the Treasury bond market experienced significant volatility during the period ended August 31, 1997. Treasury bonds responded negatively to economic strength and inflationary fears in the early part of the period, pushing the 10-year Treasury bond above 6.39% by mid-July. However, with increasing investor confidence in the economy's ability to grow without sparking inflation and bi-partisan efforts to balance the Federal budget, the 10-year Treasury bond rallied again to 6.10% by the end of September. Increasing evidence of noninflationary economic growth, together with continued strong corporate earnings, helped produce a significant rally in the US stock market. The Dow Jones Industrial Average and the Standard & Poor's 500 Index both traded to record levels by late summer.

Current consensus expectations are for the US economy's growth rate to continue at a pace below the first quarter gross domestic product
(GDP) growth of 5.9%. However, the 3.3% rate generated in the second quarter still reflects a strong economy. Currently, inflationary pressures remain contained, supported by the recent labor and unemployment reports showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

Any threat to the current positive outlook for global liquidity originated outside the United States. The US dollar continued to be strong relative to other currencies. In Europe, amid investor uncertainty regarding the viability of economic and monetary union, underlying economic conditions do not warrant a more restrictive monetary policy in countries such as Germany to support their currencies. The currency crisis in Southeast Asia reminds investors that, although current account deficits are to be expected in developing countries, it is important to consider a country's ability to obtain the necessary amount of foreign currency to repay its obligations. Concerns about Brazil's capacity to sustain its current foreign exchange policy may shift investor preferences toward those economies that retain or adjust their relative prices. In summary, general nervousness with some international markets has investors viewing the US economy most favorably for its growth and limited inflationary pressures.

High-yield markets benefited from a strong economy and generally solid capital markets during the six months ended August 31, 1997. Growth enhanced credit quality, leading to improving credit statistics and low default rates. Leveraged loan and high-yield bond mutual funds experienced record inflows, and institutional investors, attracted by high yields and perceived low credit risk, increased their allocations to both asset classes. Demand for bank loans again outpaced supply, even though 1997 year-to-date leveraged loan new-issue volume of $65.5 billion surpassed 1996's volume by 6%. Insufficient new-issue supply caused many loan buyers to turn to the secondary market, contributing to strong loan liquidity and bids above par for performing term loans. Both London Interbank Offered Rate spreads and upfront fees came down as a result. However, the actual credit structures of the transactions brought to market continued to be strong realtive to transactions generated in the late 1980s, when compared on the basis of equity invested and coverage ratios.

Demand for high-yield bonds continued the market rally that began early in the August period with the only real correction coming in April with a back up in both the equity and bond markets. As in the loan market, continued steady inflows caused demand to exceed supply, despite record new issuances of $79.6 billion in the first eight months of 1997. The spread between the Merrill Lynch High Yield Master Index II and the ten-year Treasury bond narrowed from 379 basis points in March 1996 to 303 basis points at the beginning of March 1997 and 286 basis points by August 31, 1997. With few investors willing to sell existing positions into the secondary market for fear of not being able to replace them, the focus was on new issues, often resulting in significant oversubscriptions, small allocations and premium trading levels shortly after issuance.

Most industry groups shared in the strength exhibited by the high-yield loan and bond markets. Bonds of issuers in all sectors reported positive year-to-date 1997 returns. Cyclicals, including chemicals, steel, housing, automotive, aerospace and manufacturing, reported solid cash flow growth, resulting in bond returns for these industries above the unmanaged Merrill Lynch High Yield Master Index total return of +8.20%. Consumer products, food and drug, gaming and leisure issues also performed well. The healthcare, chemical and energy sectors underperformed the market, primarily because of already tight spreads early in the year. Media and communications issuers initially extended the rally that began with the 1996 Telecommunications Act. However, abundant supply driven by huge capital needs for network development negatively impacted returns late in the year. The domestic cable sector, previously under some pressure, benefited from a $1 billion investment by Microsoft Corp. in Comcast Corp.

Most high-yield bonds appear fully valued as reflected by the historically tight spreads between Treasury issues and high-yield bonds. However, continued low default rates and strong technicals should keep spreads tight through the remainder of the year. In addition to record mutual fund inflows, the high-yield market continued to benefit from pension fund money and more importantly, demand from the numerous collateralized bond obligations raised since the beginning of the year.


Portfolio Strategy
At August 31, 1997, floating rate investments totaled 41.3% of the Portfolio's total assets, and fixed-rate investments totaled 58.7% of total assets. Approximately $79.2 million was available for additional borrowing under the Portfolio's leverage facility, based on its August 31, 1997 borrowing base. We increased leverage from the beginning of the August period as we took advantage of the strong new-issue calendar in both the loan and high-yield bond markets in the face of a benign monetary policy by the FRB.

Throughout the six-month period, we continued to focus on increasing the Portfolio's floating rate exposure. As discussed in our February 28, 1997 report to shareholders, several market factors limited our success in achieving a greater floating rate weighting. Investor demand for new issues allowed underwriters to use aggressive pricing to compete for new business and resulted in smaller allocations on attractively priced transactions. Refinancings of existing Portfolio investments continued at lower spreads and often resulted in allocations smaller than the Portfolio's existing investments. Secondary offerings proved elusive and, when available, were often uneconomically priced, given the refinancing activity described above and the lack of call protection.

Tight loan market conditions and a favorable outlook for high-yield bonds caused us to turn to the bond market. We invested in new issues of companies with attractive fundamental outlooks at prices generally inexpensive relative to the secondary market. As with the floating rate market, demand for new issues resulted in small allocations, with add-on buying fueling price appreciation.
We also sought secondary market purchases of companies with solid business franchises that may have experienced short-term financial disappointments. These investments were pursued only if the borrower exhibited signs of overcoming short-term financial setbacks and if the bonds were priced at a discount to the market. We sold bond issues that had achieved significant price appreciation and spread compression and represented little additional upside, as well as those of companies with potential credit problems.

At August 31, 1997, the Portfolio's floating rate investments were spread across 48 borrowers in 20 industries. Fixed-rate investments were spread across 149 borrowers in 42 industries. The largest industry concentrations were: paper (8.8% of total assets); metals and mining (7.4%); telephone communications (6.4%); health services (6.5%); and automotive equipment (5.4%).


In Conclusion
We appreciate your ongoing investment in Senior High Income
Portfolio, Inc., and we look forward to reviewing the Portfolio's market environment and performance in our upcoming annual report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(R. Douglas Henderson)
R. Douglas Henderson
Vice President and Portfolio Manager

October 15, 1997



THE BENEFITS AND RISKS OF LEVERAGING


Senior High Income Portfolio, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the fund were to issue the preferred stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

PROXY RESULTS

During the six-month period ended August 31, 1997, Senior High
Income Portfolio, Inc. shareholders voted on the following
proposals. The proposals were approved at a shareholders' meeting on
July 12, 1997. The description of each proposal and number of shares voted are as follows:
                                                                                 Shares Voted            Shares Voted
                                                                                     For              Without Authority
1. To elect the Portfolio's Board of Directors:       Ronald W. Forbes           50,268,347                736,025
                                                      Cynthia A. Montgomery      50,177,390                826,982
                                                      Charles C. Reilly          50,268,328                736,044
                                                      Kevin A. Ryan              50,280,393                723,979
                                                      Richard R. West            50,284,995                719,377
                                                      Arthur Zeikel              50,167,428                836,944

                                                                               Shares Voted    Shares Voted     Shares Voted
                                                                                   For           Against          Abstain
2. To select Deloitte & Touche LLP as the
   Portfolio's independent auditors.                                            49,663,035       286,021         1,055,316



SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                      Face                                      Loan     S&P     Moody's    Stated                Value
Industries           Amount    Corporate Debt Obligations+++    Type    Rating   Rating    Maturity**   Cost    (Note 1b)
Advertising--       $ 2,000    Adams Outdoor Advertising LP     --         B       B2       3/15/06  $ 2,000     $ 2,160
0.7%                  1,000    Outdoor Systems, Inc. (b)        --         B       B1       6/15/07      992       1,018

                               Total Advertising                                                       2,992       3,178

Aerospace--1.5%       4,253    Whittaker Corp.                  Revolver   NR*     NR*      4/09/01    4,253       4,258
                      3,148    Whittaker Corp.                  Term       NR*     NR*      4/09/01    3,144       3,152

                               Total Aerospace                                                         7,397       7,410

Agricultural          3,000    Chiquita Brands
Products--1.5%                 International Inc.               --         B+      B1      11/01/06    2,983       3,262
                      2,000    Fresh Del Monte Produce N.V.     --         B+      B2       5/01/03    2,025       2,110
                      2,000    Sun World International (b)      --         NR*     NR*      4/15/04    2,000       2,145

                               Total Agricultural Products                                             7,008       7,517

Aircraft &            2,000    Airplanes Pass Through Trust     --         BB      Ba2      3/15/19    2,000       2,286
Parts--3.1%           5,000    BE Aerospace, Inc.               --         BB-     Ba3      3/01/03    5,009       5,225
                      2,500    Derlan Manufacturing (b)         --         B+      B3       1/15/07    2,476       2,563
                      1,000    K & F Industries Inc.,
                               Senior Sub Notes                 --         B       B2       9/01/04    1,000       1,070
                      4,000    Talley Manufacturing &
                               Technology, Inc.                 --         B       B2      10/15/03    4,030       4,200

                               Total Aircraft & Parts                                                 14,515      15,344

Amusement &             500    AMC Entertainment Inc. (b)       --         B       B2       3/15/09      497         500
Recreational          4,200    AMF Group, Inc.                  Term       NR*     Ba3      3/31/01    4,242       4,239
Services--1.9%        1,500    Cobb Theatres LLC                --         BB+     B2       3/01/03    1,500       1,687
                      2,000    Hollywood Entertainment
                               Corp. (b)                        --         B-      B2       8/15/04    2,000       2,040
                      1,000    Hollywood Theater, Inc. (b)      --         B-      B3       8/01/07    1,000       1,033

                               Total Amusement &
                               Recreational Services                                                   9,239       9,499

Apparel--0.7%         2,000    Brazos Sportware Inc. (b)                   B+      B2       7/01/07    1,985       1,980
                      1,500    Gear for Sports (b)              --         B-      B3       3/01/07    1,500       1,537

                               Total Apparel                                                           3,485       3,517

Automotive              330    AM General Corp.                 --         NR*     NR*      5/01/02      301         348
Equipment--           2,000    APS Inc.                         --         B       B3       1/15/06    1,943       1,760
7.1%                  5,000    Advanced Accessory               Term B     NR*     NR*     10/30/04    4,990       5,003
                      1,500    Aetna Industries Inc.            --         B-      B3      10/01/06    1,500       1,646
                     11,391    Collins & Aikman Corp.           Term B     B+      B1      12/31/02   11,345      11,420
                      1,000    Delco Remy International
                               Inc. (b)                         --         B-      B2       8/01/06    1,000       1,065
                      4,500    J.B. Poindexter & Co., Inc.      --         B-      B2       5/15/04    4,441       4,680
                      1,250    Key Plastics, Inc.               --         B-      B3       3/15/07    1,250       1,303
                      1,500    LDM Technologies Inc.            --         B-      B3       1/15/07    1,500       1,601
                      1,500    Motors and Gears Inc.            --         B       B3      11/15/06    1,500       1,586
                      4,000    Walbro Corp.                     --         B+      B1       7/15/05    3,991       4,150

                               Total Automotive Equipment                                             33,761      34,562

Broadcast--           3,000    Albritton Communications Co.     --         B-      B3      11/30/07    2,921       2,940
Radio & TV--          4,000    Granite Broadcasting Corp.,
7.0%                           Senior Sub Notes                 --         B-      B3       5/15/05    4,000       4,110
                      3,000    Lenfest Communications Inc.      --         BB+     Ba3     11/01/05    2,992       2,955
                      5,000    Petry Media                      Term       NR*     NR*      3/31/02    4,976       4,988
                      2,500    STC Broadcasting Inc. (b)        --         B-      B3       3/15/07    2,500       2,656
                      5,000    Sinclair Broadcasting
                               Group, Inc.                      Term       NR*     Ba2     12/31/04    4,993       5,000
                      1,250    TV Azteca, S.A. de C.V. (b)      --         B+      Ba3      2/15/04    1,249       1,292
                        750    TV Azteca, S.A. de C.V.          --         B+      Ba3      2/15/07      750         789
                      5,000    Telewest Communications PLC      --         B+      B1      10/01/06    5,000       5,225
                      2,000    Young Broadcasting Corp.,
                               Senior Sub Notes                 --         B       B2       2/15/05    2,000       2,090
                      2,000    Young Broadcasting Corp.,
                               Senior Sub Notes                 --         B       B2       1/15/06    1,943       1,970

                               Total Broadcast--Radio & TV                                            33,324      34,015



SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                      Face                                      Loan     S&P     Moody's    Stated                Value
Industries           Amount    Corporate Debt Obligations+++    Type    Rating   Rating    Maturity**   Cost    (Note 1b)
Building &          $ 3,000    Presley Companies                --         CCC     B3       7/01/01  $ 3,000     $ 2,790
Construction--
0.6%
                               Total Building & Construction                                           3,000       2,790

Building              7,000    Johns Manville International
Materials--3.7%                Group                            --         BB-     Ba3     12/15/04    7,448       7,831
                      9,958    National Gypsum                  Term B     NR*     Ba3      9/20/03    9,941       9,996

                               Total Building Materials                                               17,389      17,827

Cable Television      1,500    Diamond Cable
Services--2.3%                 Communications Co.++             --         B-      B3       2/15/07      941         926
                      5,000    Marcus Cable Co.                 Term B2    NR*     NR*      4/30/04    4,985       5,028
                      1,000    Marcus Cable Co.                 Term B2    NR*     NR*      4/30/04      997       1,006
                      1,250    Marcus Cable Co.                 Term B1    NR*     NR*      4/30/04    1,238       1,257
                      3,000    NTL Inc.                         --         B       B3       2/15/07    3,002       3,105

                               Total Cable Television
                               Services                                                               11,163      11,322

Casinos--1.4%         1,650    Grand Casinos, Inc.              --         BB      Ba3     12/01/03    1,766       1,757
                      1,500    Harveys Casinos Resorts,
                               Senior Sub Notes                 --         B       B2       6/01/06    1,500       1,620
                      1,000    Players International, Inc.      --         BB-     Ba3      4/15/05    1,000       1,048
                      2,500    Trump Atlantic City
                               Association/Funding Inc.         --         BB-     B1       5/01/06    2,500       2,437

                               Total Casinos                                                           6,766       6,862

Chemicals--4.6%       3,000    Acetex Corp.                     --         BB-     B1      10/01/03    2,989       3,067
                      1,500    Borden Chemicals and
                               Plastics LP                      --         BB+     Ba2      5/01/05    1,500       1,590
                      2,974    HSC Holdings                     Term       NR*     NR*      3/31/00    2,961       2,967
                      5,000    Huntsman Corp.                   Term       NR*     NR*      3/15/07    5,106       5,112
                      6,000    Huntsman Corp.                   --         B+      B2       7/01/07    6,000       6,195
                      2,500    ISP Holdings Inc.                --         BB-     Ba3     10/15/03    2,494       2,594
                      1,000    Pride Petroleum
                               Services, Inc.                   --         BB-     Ba3      5/01/07    1,000       1,050

                               Total Chemicals                                                        22,050      22,575

Consumer              3,000    Coleman Escrow Corp. (b)++       --         B       B3       5/15/01    2,009       1,965
Products--1.3%        3,000    Coty, Inc., Senior Sub Notes     --         B+      Ba3      5/01/05    3,000       3,218
                      1,000    Shop Vac Corporation             --         B       Ba3      9/01/03    1,000       1,072

                               Total Consumer Products                                                 6,009       6,255

Diversified--1.6%     3,000    Ameriserv Food Co. (b)           --         B-      B3       7/15/07    3,000       3,075
                      3,000    Essex Group Inc.                 --         BB-     B1       5/01/03    3,041       3,169
                      1,500    Insilco Corp. (b)                --         B+      B3       8/15/07    1,500       1,517

                               Total Diversified                                                       7,541       7,761

Drilling--2.1%        2,000    Falcon Drilling
                               Company, Inc.                    --         B+      Ba3      1/15/01    2,115       2,095
                      1,985    IRI International                Term A     NR*     NR*      3/31/02    1,978       1,996
                      4,000    Key Energy Group                 Term       NR*     NR*      6/30/04    3,992       4,030
                      2,266    Rigco North America              Term       NR*     NR*      9/30/98    2,265       2,277

                               Total Drilling                                                         10,350      10,398

Drug/Proprietary      2,484    Duane Reade Co.                  Term A     NR*     NR*      9/30/98    2,484       2,481
Stores--1.2%          1,896    Duane Reade Co.                  Term A     NR*     NR*      9/30/98    1,896       1,894
                      1,500    Duane Reade Co.                  Term B     NR*     NR*      9/30/99    1,500       1,498

                               Total Drug/Proprietary
                               Stores                                                                  5,880       5,873

Educational           2,000    Kinder-Care Learning
Services--1.4%                 Centers Inc.                     --         B-      B3       2/15/09    2,000       1,935
                      5,000    La Petite Holdings Corp.         --         B       B3       8/01/01    5,000       5,106

                               Total Educational Services                                              7,000       7,041

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                      Face                                      Loan     S&P     Moody's    Stated                Value
Industries           Amount    Corporate Debt Obligations+++    Type    Rating   Rating    Maturity**   Cost    (Note 1b)
Electronics/        $ 2,000    Advanced Micro Devices Inc.      --         BB-     Ba1      8/01/03  $ 2,000     $ 2,235
Electrical            2,500    Amphenol Corp.                   Term B     NR*     Ba3      3/31/02    2,494       2,530
Components--          2,375    Amphenol Corp.                   Term C     NR*     Ba3      3/31/03    2,369       2,405
3.4%                  3,000    EV International, Inc. (b)       --         B-      B3       3/15/07    3,000       3,165
                      2,000    Federal Data Corp. (b)           --         B-      B3       8/01/05    2,000       2,020
                      1,000    High Voltage Engineering
                               Corp. (b)                        --         B+      B3       8/15/04    1,000       1,008
                      2,000    Telesystems International
                               Wireless (b)                     --         B-      Caa1     6/30/02    1,077       1,175
                        500    Therma-Wave Inc. (b)             --         B       B2       5/15/04      500         538
                      1,500    Tracor Inc. (b)                  --         B+      B1       3/01/07    1,494       1,504

                               Total Electronics/Electrical
                               Components                                                             15,934      16,580

Energy--3.9%          2,500    Bellwether Exploration Co.       --         B-      B3       4/01/07    2,500       2,688
                      1,500    Energy Corp. of America (b)      --         B       B2       5/15/07    1,500       1,485
                      2,000    Kelly Oil & Gas Corp.            --         B-      B3      10/15/06    1,995       2,075
                      2,000    Maxus Energy Corp.               --         BBB-    B1      11/01/03    1,932       2,145
                      4,000    Mesa Operating Co.,
                               Senior Sub Notes                 --         BB+     Ba2      7/01/06    4,000       4,565
                      1,000    Plains Resources Inc.,
                               Senior Sub Notes                 --         B-      B2       3/15/06      994       1,065
                      1,000    Snyder Oil Corp.                 --         B+      B2       6/15/07    1,003       1,005
                      2,000    United Refining Co. (b)          --         B-      B2       6/15/07    2,000       2,010
                      2,000    Vintage Petroleum Inc.           --         B+      B1       2/01/09    1,984       2,005

                               Total Energy                                                           17,908      19,043

Financial             1,000    Citiscape Financial Corp. (b)    --         B       B2       6/01/04    1,000         825
Services--1.6%        4,000    First Nationwide Escrow          --         NR*     Ba3     10/01/03    4,000       4,380
                      1,000    Imperial Credit Industries Inc.  --         B+      B2       1/15/07    1,000         990
                      1,500    Olympic Financial Ltd.           --         NR*     NR*      3/15/07    1,500       1,508

                               Total Financial Services                                                7,500       7,703

Food & Kindred        2,948    American Italian Pasta
Products--5.6%                 Company                          Term C     NR*     NR*      2/28/04    2,921       2,951
                        500    CFP Holdings Inc. (b)            --         B+      B3       1/15/04      500         505
                      1,003    International HomeFoods          Term B     BB-     Ba3      9/30/04    1,001       1,008
                      1,080    International HomeFoods          Term B     BB-     Ba3      9/30/04    1,076       1,085
                        918    International HomeFoods          Term C     BB-     Ba3      9/30/04      914         924
                      4,609    President Baking Co.             Term B     NR*     NR*      9/30/00    4,590       4,617
                      1,000    SC International
                               Services, Inc. (b)               --         B       B2       9/01/07      999       1,001
                      9,943    Specialty Foods Inc.             Term B     NR*     B3       4/30/01    9,900       9,921
                      2,948    Van de Kamps Inc.                Term B     NR*     Ba3      4/30/03    2,935       2,962
                      1,847    Van de Kamps Inc.                Term C     NR*     Ba3      9/30/03    1,839       1,856
                        500    Windy Hill Pet Food Co. (b)      --         B-      B3       5/15/07      500         510

                               Total Food & Kindred
                               Products                                                               27,175      27,340

Forest                2,000    Ainsworth Lumber (b)             --         B       B3       7/15/07    1,945       1,943
Products--2.3%        1,000    Malette Inc.                     --         BB      Ba3      7/15/04    1,000       1,130
                      4,000    Tembec Finance Corp.             --         BB      B1       9/30/05    4,000       4,190
                      4,000    Uniforet Inc.                    --         NR*     NR*     10/15/06    4,000       3,800

                               Total Forest Products                                                  10,945      11,063

Furniture &           1,000    Omeaga Cabinets (b)              --         B-      B3       6/15/07    1,000       1,011
Fixtures--0.2%
                               Total Furniture & Fixtures                                              1,000       1,011


SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                      Face                                      Loan     S&P     Moody's    Stated                Value
Industries           Amount    Corporate Debt Obligations+++    Type    Rating   Rating    Maturity**   Cost    (Note 1b)
Grocery             $ 3,000    Eagle Food Centers Inc.          --         B+      B1       4/15/00  $ 2,777     $ 2,955
Stores--3.0%          2,000    Pueblo Xtra International, Inc.  --         B-      B3       8/01/03    2,000       1,955
                      5,985    Ralph's Grocery Co.              Term B     NR*     Ba3      2/15/04    5,978       6,038
                      3,500    Star Markets Co., Inc.           Term C     NR*     Ba3     12/31/02    3,493       3,502

                               Total Grocery Stores                                                   14,248      14,450

Health                1,350    Alaris Medical                   Term B     BB-     B1      11/30/03    1,350       1,364
Services--8.5%        1,350    Alaris Medical                   Term C     BB-     B1      11/30/04    1,350       1,364
                      1,270    Alaris Medical                   Term D     BB-     B1      11/30/05    1,270       1,284
                      1,801    Community Health Care Inc.       Term B     NR*     NR*     12/31/03    1,793       1,807
                      1,801    Community Health Care Inc.       Term C     NR*     NR*     12/31/04    1,793       1,807
                      1,356    Community Health Care Inc.       Term D     NR*     NR*     12/31/05    1,350       1,362
                      1,626    Dade International Inc.          Term B     NR*     B1      12/31/02    1,630       1,628
                      1,626    Dade International Inc.          Term C     NR*     B1      12/31/03    1,630       1,628
                      1,716    Dade International Inc.          Term D     NR*     B1      12/31/04    1,721       1,725
                      1,500    Dynacare, Inc.                   --         B+      B2       1/15/06    1,499       1,571
                      3,000    FPA Medical Management,
                               Inc.                             Term       NR*     NR*      9/30/01    2,996       3,000
                      3,000    Integrated Health Services,
                               Inc., Senior Sub Notes (b)       --         B       B2       9/15/07    3,000       3,060
                      3,500    Magellan Health Services
                               Inc., Senior Sub Notes           --         B       B2       4/15/04    3,628       3,907
                      5,000    Medco Behavior                   Term A     NR*     B2       6/01/03    4,989       4,995
                      1,000    Paracelsus Healthcare Inc.,
                               Senior Sub Notes                 --         B-      B3       8/15/06      948       1,018
                      5,000    Sterling Diagnostics             Term B     NR*     NR*      9/30/05    4,988       4,988
                      2,500    Tenet Healthcare Inc.            --         B+      Ba3      1/15/07    2,498       2,575
                      2,500    Vencor Inc. (b)                  --         B       B1       7/15/07    2,529       2,494

                               Total Health Services                                                  40,962      41,577

Hotels &              3,000    Prime Hospitality Corp.          --         B+      Ba3      1/15/06    2,991       3,135
Motels--1.1%          2,000    Wyndham Hotels Corp.,
                               Senior Sub Notes                 --         B       B2       5/15/06    2,000       2,260

                               Total Hotels & Motels                                                   4,991       5,395

Leasing & Rental      1,200    Cort Furniture Rental Corp.      --         BB-     B1       9/01/00    1,200       1,332
Services--0.4%          750    Williams Scotsman Inc. (b)       --         B-      B3       6/01/07      750         750

                               Total Leasing & Rental Services                                         1,950       2,082

Manufacturing--       3,000    Crain Industries Inc.,
1.0%                           Senior Sub Notes                 --         B-      B3       8/15/05    3,000       3,413
                      1,500    Tokheim Corp., Senior
                               Sub Notes                        --         B       B3       8/01/06    1,500       1,691

                               Total Manufacturing                                                     4,500       5,104

Materials Handling    1,500    Alvey Systems Inc.,
& Storage--1.6%                Senior Sub Notes                 --         B-      B3       1/31/03    1,500       1,556
                      5,000    Americold Corp.                  --         B+      B1       3/01/05    5,113       5,363
                      1,000    Iron Mountain Inc.               --         B-      B3      10/01/06    1,000       1,080

                               Total Materials
                               Handling & Storage                                                      7,613       7,999

Measuring,            4,651    CHF/Ebel USA Inc.                Term B     NR*     NR*      9/30/01    4,650       4,651
Analyzing &
Controlling
Instruments--1.0%
                               Total Measuring, Analyzing
                               & Controlling Instruments                                               4,650       4,651

Metals &              2,952    Adience Inc.                     Term B     NR*     NR*      4/15/05    2,942       2,967
Mining--9.6%          3,245    Anker Coal Group Inc.            Term B     NR*     NR*      6/30/04    3,237       3,237
                      3,000    Bayou Steel Corp.                --         A       A3       3/01/01    3,000       3,090
                      2,000    CSN Iron Panama (b)              --         NR*     B1       6/01/07    1,991       1,935
                      2,000    Carbide/Graphite Group           --         BB      B1       9/01/03    2,195       2,180

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                      Face                                      Loan     S&P     Moody's    Stated                Value
Industries           Amount    Corporate Debt Obligations+++    Type    Rating   Rating    Maturity**   Cost    (Note 1b)
Metals & Mining     $ 2,000    Continental Global Group (b)     --         NR*     NR*      4/01/07  $ 2,000     $ 2,100
(concluded)           1,000    GS Technologies Operating Co.    --         B       B2       9/01/04      994       1,103
                      1,000    GS Technologies Operating Co.    --         B       B2      10/01/05    1,000       1,105
                      3,000    Gulf States Steel Corp.          --         B       B1       4/15/03    2,973       3,079
                      3,500    Ivaco Inc.                       --         B+      B1       9/15/05    3,433       3,868
                      2,000    Murrin, Murrin Holdings
                               Party (b)                        --         BB-     Ba3      8/31/07    2,000       1,991
                      3,000    Renco Metals, Inc.               --         B       B2       7/01/03    3,008       3,165
                      2,000    Republic Engineered
                               Steel, Inc.                      --         B       B3      12/15/01    2,000       1,900
                      3,429    UCAR International, Inc.         Term B     NR*     Ba2     12/31/02    3,425       3,431
                      2,000    Weirton Steel Corp.              --         B       B2       7/01/04    2,058       2,160
                      3,190    Weirton Steel Corp.              --         B       B2       6/01/05    3,149       3,381
                      3,000    Westmin Resources Ltd.           --         B       B3       3/15/07    3,000       3,210
                      3,000    Wheeling-Pittsburg
                               Steel Corp.                      --         BB-     B2      11/15/03    3,001       3,045

                               Total Metals & Mining                                                  45,406      46,947

Music--0.7%           3,000    Selmer Co., Inc.,
                               Senior Sub Notes                 --         B-      B2       5/15/05    3,000       3,270

                               Total Music                                                             3,000       3,270

Packaging--4.3%       4,000    Anchor Glass Container
                               Corp. (b)                        --         NR*     NR*      4/01/05    4,000       4,360
                      1,000    Fonda Group Inc.,
                               Senior Sub Notes                 --         B-      B3       3/01/07    1,000         960
                      2,000    Packaging Resources Group        --         B+      B2       5/01/03    2,000       2,063
                      2,000    Printpack Inc.                   --         BB-     B2       8/15/04    2,000       2,100
                      5,000    Silgan Corp.                     Term B     NR*     Ba2      6/30/05    4,995       5,012
                      2,000    Spinnaker Industries Inc.        --         B       B3      10/15/06    2,000       2,030
                      4,500    Sweetheart Cup Co.               --         B+      B1       9/01/00    4,514       4,500

                               Total Packaging                                                        20,509      21,025

Paper--11.5%          1,500    Four M Corp.                     --         B       B3       6/01/06    1,500       1,616
                      3,000    Gaylord Container Corp. (b)      --         B       B3       6/15/07    3,000       3,045
                     12,745    Jefferson Smurfit Company/
                               Container Corp. of America       Term B     BB      Ba3      4/30/02   12,596      12,856
                      2,000    Indah Kiat (b)                   --         BB-     Ba3      7/01/07    1,987       1,908
                      3,500    Repap New Brunswick, Inc.        --         CCC     B2       7/15/00    3,517       3,439
                      3,000    Repap New Brunswick, Inc.        --         CCC     B2       7/15/00    3,000       3,037
                      8,550    Riverwood International, Inc.    Term B     B+      B1       2/28/04    8,439       8,620
                      3,420    Riverwood International, Inc.    Term C     B+      B1       8/28/04    3,375       3,448
                      3,221    S.D. Warren Co.                  Term B     NR*     Ba2      6/30/02    3,215       3,234
                      1,454    St. Laurent Paperboard, Inc.     Term B     NR*     NR*      5/31/03    1,449       1,472
                      1,546    St. Laurent Paperboard, Inc.     Term C     NR*     NR*      5/31/04    1,542       1,566
                      8,727    Stone Container Corp.            Term B     NR*     Ba3      4/01/00    8,628       8,797
                      3,000    Tjiwi Kimia (b)                  --         BB      Ba3      8/01/04    2,984       2,906

                               Total Paper                                                            55,232      55,944

Printing &            4,860    American Media                   Term B     BB-     Ba2      9/30/02    4,856       4,854
Publishing--4.7%      1,000    Big Flower Press Holdings,
                               Inc. (b)                         --         NR*     NR*      7/01/07      992         980
                      4,714    Foamex LP                        Term B     NR*     NR*      6/30/05    4,709       4,747
                      4,286    Foamex LP                        Term C     NR*     NR*      6/30/06    4,280       4,319
                      1,750    National Fiberstock Corp.        --         B+      B3       6/15/02    1,750       1,838
                      2,333    Newsquest Capital PLC            Term       NR*     NR*     12/31/04    2,322       2,336
                      2,663    Peterson Publishing              Term B     B+      B1       9/30/04    2,653       2,669
                      1,000    Sun Media Corp.                  --         B-      B3       2/15/07    1,000       1,030

                               Total Printing & Publishing                                            22,562      22,773


SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                      Face                                      Loan     S&P     Moody's    Stated                Value
Industries           Amount    Corporate Debt Obligations+++    Type    Rating   Rating    Maturity**   Cost    (Note 1b)
Restaurants--       $ 7,000    Host Marriott Corp.              --         BB-     Ba3      5/15/05 $  6,834     $ 7,341
1.5%
                               Total Restaurants                                                       6,834       7,341

Retail                2,000    United Auto Group Inc. (b)       --         B-      B3       7/15/07    1,971       2,020
Specialty--0.4%
                               Total Retail Specialty                                                  1,971       2,020

Shipbuilding &        4,000    Newport News Shipbuilding,
Repairing--0.9%                Inc.                             --         BB      Ba2     12/01/06    4,000       4,180

                               Total Shipbuilding & Repairing                                          4,000       4,180

Shipping--2.4%        4,500    Eletson Holdings Inc.            --         BB-     Ba2     11/15/03    4,389       4,556
                      2,000    Global Ocean Carriers (b)        --         B+      B2       7/15/07    1,970       1,993
                      3,000    Stena Line AB                    --         BB-     Ba2     12/15/05    3,000       3,262
                      2,000    Teekay Shipping Inc.             --         BB      Ba2      2/01/08    2,000       2,030

                               Total Shipping                                                         11,359      11,841

Telephone             4,500    CAI Wireless Systems, Inc.       --         CCC+    Caa      9/15/02    4,548       1,350
Communications--      3,000    CCPR Services Inc.               --         NR*     NR*      2/01/07    3,000       2,996
8.4%                  8,500    McCaw International Ltd.++       --         CCC+    Caa      4/15/07    4,618       4,548
                      2,500    Mcleod Inc. (b)++                --         B       B3       3/01/07    1,577       1,650
                      2,000    Metronet Communications (c)      --         NR*     NR*      8/15/07    2,000       2,140
                      5,000    MobileMedia Communications Inc.  Term B     NR*     Caa      6/30/03    5,025       4,456
                      5,000    Nextel Communications, Inc.      Term D     NR*     B1       6/30/03    4,910       5,048
                      2,500    Quest Communications (b)         --         B+      B2       4/01/07    2,500       2,781
                      4,821    Shared Technology Inc.           Term B     NR*     B1       3/31/03    4,796       4,828
                     10,000    Sprint Spectrum L.P.             Term       NR*     NR*      5/29/04    9,939      10,050
                      1,000    Unifi Communications, Inc.       --         NR*     NR*      3/01/04      915         965

                               Total Telephone Communications                                         43,828      40,812

Textile--1.2%         3,000    Avondale Mills Inc.,
                               Senior Sub Notes                 --         B+      B2       5/01/06    2,958       3,195
                      2,500    Dominion Textile USA, Inc.       --         BB      Ba2      4/01/06    2,500       2,613

                               Total Textile                                                           5,458       5,808

Transportation        4,000    Ameritruck Distribution Corp.    --         B-      B3      11/15/05    3,961       4,180
Services--3.9%        5,000    Atlas Freight                    Term       NR*     NR*      5/29/04    4,988       5,016
                      1,000    Autopistas Del Sol S.A. (b)      --         BB-     NR*      8/01/04    1,000       1,003
                      3,000    Autopistas Del Sol S.A. (b)      --         BB-     NR*      8/01/09    3,000       3,067
                      2,000    Coach USA Inc. (b)               --         B+      B1       7/01/07    2,000       2,000
                      3,600    Trism Inc., Senior Sub Notes     --         B       B3      12/15/00    3,333       3,609

                               Total Transportation Services                                          18,282      18,875

Utilities--0.5%       2,059    First PV Funding Corp.           --         BB-     NR*      1/15/14    2,040       2,176

                               Total Utilities                                                         2,040       2,176

Waste                 3,000    Norcal Waste Systems, Inc.       --         BB-     B3      11/15/05    2,925       3,390
Management--
0.7%
                               Total Waste Management                                                  2,925       3,390

                               Total Corporate Debt
                               Obligations--128.0%                                                   611,651     624,146


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
                      Shares                                                                                      Value
Industries             Held                Warrants (a)                                               Cost      (Note 1b)
Electronics/             15    Exide Electronics Corp.                                              $    293    $    363
Electrical
Components--0.1%
                               Total Electronics/Electrical Components                                   293         363

Leasing & Rental         66    Cort Furniture Rental Corp.                                                 1         223
Services--0.0%
                               Total Leasing & Rental Services                                             1         223

Metals & Mining--         3    Gulf States Steel Corp. (b)                                                33           1
0.0%
                               Total Metals & Mining                                                      33           1

Telephone                 9    McCaw International Ltd. (b)                                              132           2
Communications--          1    Unifi Communications Inc. (b)                                              57          20
0.0%
                               Total Telephone Communications                                            189          22

                               Total Warrants--0.1%                                                      516         609

                                         Short-Term Investments

US Government                  Federal Home Loan Mortgage Corp. ($54 par, maturing 9/02/97,
Agency Obliga-                 yielding 5.50%)                                                            54          54
tions***--0.0%

                               Total Short-Term Investments--0.0%                                         54          54

                               Total Investments--128.1%                                            $612,221     624,809
                                                                                                    ========
                               Liabilities in Excess of Other Assets--(28.1%)                                   (136,934)
                                                                                                                --------
                               Net Assets--100.0%                                                               $487,875
                                                                                                                ========


  *Not Rated.
 **Floating or Variable Rate Corporate Debt -- The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
***Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
 ++Represents a zero coupon or step bond.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $2,140,000, representing 0.4% of net assets.

                               Acquisition                       Value
   Issue                          Date             Cost        (Note 1b)

   Metronet Communications      7/19/97        $2,000,000      $2,140,000
                                               ----------      ----------
   Total                                       $2,000,000      $2,140,000
                                               ==========      ==========

+++Corporate loans represent 51.6% of the Fund's net assets.


See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of August 31, 1997
Assets:             Investments, at value (identified cost--$612,221,150) (Note 1b)                        $ 624,808,683
                    Cash                                                                                         257,617
                    Receivables:
                      Interest                                                            $  12,304,518
                      Securities sold                                                            22,999       12,327,517
                                                                                          -------------
                    Deferred facility fees                                                                         6,114
                    Deferred organization expenses (Note 1f)                                                      28,402
                    Prepaid expenses and other assets                                                             21,835
                                                                                                           -------------
                    Total assets                                                                             637,450,168
                                                                                                           -------------

Liabilities:        Payables:
                      Loans (Note 6)                                                        145,800,000
                      Securities purchased                                                    2,000,000
                      Interest on loans (Note 6)                                              1,407,689
                      Investment adviser (Note 2)                                               276,231
                      Commitment fees                                                             5,979      149,489,899
                                                                                          -------------
                    Deferred income (Note 1e)                                                                     61,260
                    Accrued expenses and other liabilities                                                        24,055
                                                                                                           -------------
                    Total liabilities                                                                        149,575,214
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 487,874,954
                                                                                                           =============

Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (52,361,575 shares issued and outstanding)                                  $   5,236,158
                    Paid-in capital in excess of par                                                         487,790,951
                    Undistributed investment income--net                                                       4,159,817
                    Accumulated realized capital losses on investments--net (Note 7)                         (21,899,505)
                    Unrealized appreciation on investments--net                                               12,587,533
                                                                                                           -------------
                    Total Capital--Equivalent to $9.32 net asset value per share of
                    Common Stock (market price--$9.875)                                                    $ 487,874,954
                                                                                                           =============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                         August 31, 1997
Investment Income   Interest and discount earned                                                           $  28,050,233
(Note 1e):          Facility and other fees                                                                      356,965
                                                                                                           -------------
                    Total income                                                                              28,407,198
                                                                                                           -------------

Expenses:           Loan interest expense (Note 6)                                        $   3,232,069
                    Investment advisory fees (Note 2)                                         1,474,328
                    Borrowing costs (Note 6)                                                    107,234
                    Professional fees                                                            89,851
                    Accounting services (Note 2)                                                 55,707
                    Printing and shareholder reports                                             30,381
                    Transfer agent fees (Note 2)                                                 28,355
                    Custodian fees                                                               25,565
                    Amortization of organization expenses (Note 1f)                              14,467
                    Directors' fees and expenses                                                 12,410
                    Pricing services                                                              3,935
                    Listing fees                                                                     64
                    Other                                                                        35,347
                                                                                          -------------
                    Total expenses                                                                             5,109,713
                                                                                                           -------------
                    Investment income--net                                                                    23,297,485
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                          1,687,544
Unrealized          Change in unrealized appreciation on investments--net                                      3,001,304
Gain on                                                                                                    -------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                   $  27,986,333
(Notes 1c, 1e & 3):                                                                                        =============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             August 31,      February 28,
Increase (Decrease) in Net Assets:                                                              1997            1997
Operations:         Investment income--net                                                $  23,297,485    $  42,173,726
                    Realized gain (loss) on investments--net                                  1,687,544       (1,541,894)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                       3,001,304       10,730,017
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                     27,986,333       51,361,849
                                                                                          -------------    -------------

Dividends to        Investment income--net                                                  (22,888,401)     (42,444,377)
Shareholders                                                                              -------------    -------------
(Note 1g):          Net decrease in net assets resulting from dividends
                    to shareholders                                                         (22,888,401)     (42,444,377)
                                                                                          -------------    -------------

Capital Share       Net proceeds from issuance of Common Stock resulting
Transactions        from reorganization                                                              --      220,470,337
(Note 4):           Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends                                                 5,615,898       11,646,441
                    Offering costs from issuance of Common Stock resulting
                    from reorganization                                                          (8,822)              --
                                                                                          -------------    -------------
                    Net increase in net assets resulting from capital
                    share transactions                                                        5,607,076      232,116,778
                                                                                          -------------    -------------

Net Assets:         Total increase in net assets                                             10,705,008      241,034,250
                    Beginning of period                                                     477,169,946      236,135,696
                                                                                          -------------    -------------
                    End of period*                                                        $ 487,874,954    $ 477,169,946
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $   4,159,817    $   3,750,733
                                                                                          =============    =============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                For the Six Months Ended
                                                                                                         August 31, 1997
Cash Provided by    Net increase in net assets resulting from operations                                   $  27,986,333
Operating           Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash used for operating activities:
                      Increase in receivables                                                                 (1,338,011)
                      Decrease in other assets                                                                     2,446
                      Increase in other liabilities                                                              894,950
                      Realized and unrealized gain on investments--net                                        (4,688,848)
                      Amortization of discount--net                                                             (850,511)
                                                                                                           -------------
                    Net cash provided by operating activities                                                 22,006,359

Cash Used for       Proceeds from sales of long-term investments                                             176,145,288
Investing           Purchases of long-term investments                                                      (246,127,305)
Activities:         Purchases of short-term investments                                                      (64,957,593)
                    Proceeds from sales and maturities of short-term investments                              65,651,000
                                                                                                           -------------
                    Net cash used for investing activities                                                   (69,288,610)

Cash Provided by    Cash payments for reorganization expenses                                                     (8,822)
Financing           Cash receipts of borrowings                                                              189,900,000
Activities:         Cash payments on borrowings                                                             (125,100,000)
                    Dividends paid to shareholders                                                           (17,272,504)
                                                                                                           -------------
                    Net cash provided by financing activities                                                 47,518,674
                                                                                                           -------------

Cash:               Net increase in cash                                                                         236,423
                    Cash at beginning of period                                                                   21,194
                                                                                                           -------------
                    Cash at end of period                                                                  $     257,617
                                                                                                           =============

Cash Flow           Cash paid for interest                                                                 $   3,232,069
Information:                                                                                               =============


Noncash             Value of capital shares issued in reinvestment of dividends
Financing           paid to shareholders                                                                   $   5,615,898
Activities:                                                                                                =============

                    See Notes to Financial Statements.




FINANCIAL INFORMATION (concluded)


Financial Highlights

                                                                       For the                                   For the
                                                                         Six      For the   For the    For the    Period
The following per share data and ratios have been derived               Months      Year      Year       Year    April 30,
from information provided in the financial statements.                  Ended      Ended     Ended      Ended   1993++ to
                                                                       Aug. 31,  Feb. 28,    Feb. 29,  Feb. 28,  Feb. 28,
Increase (Decrease) in Net Asset Value:                                1997++++   1997++++   1996++++   1995++++   1994
Per Share           Net asset value, beginning of period              $   9.22   $   9.21  $   8.94  $   9.82   $   9.50
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .45        .89       .92       .90        .70
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09        .04       .27      (.87)       .25
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .54        .93      1.19       .03        .95
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.44)      (.92)     (.92)     (.84)      (.61)
                      Realized gain on investments--net                     --         --        --      (.07)      (.02)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.44)      (.92)     (.92)     (.91)      (.63)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.32   $   9.22  $   9.21  $   8.94   $   9.82
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  9.875   $   9.50  $   9.25  $  8.625   $  9.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.99%+++  10.80%    14.14%      .82%     10.28%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on market price per share                      8.99%+++  13.67%    18.82%     1.87%       .02%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         interest expense                                      .78%*      .75%      .92%      .80%       .67%*
                                                                      ========   ========  ========  ========   ========
                    Expenses, net of reimbursement                       2.13%*     1.84%     2.92%     2.46%      1.61%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             2.13%*     1.84%     2.92%     2.46%      1.75%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               9.72%*     9.45%    10.14%     7.07%      7.33%*
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of borrowings (in thousands)               $145,800   $ 81,000  $ 47,000  $ 82,000   $ 84,000
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    during the period (in thousands)                  $109,604   $ 82,384  $ 68,473  $ 92,000   $ 67,000
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    per share during the period                       $   2.11   $   2.13  $   2.68  $   3.67   $   2.67
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $487,875   $477,170  $236,136  $227,007   $248,342
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.37%     98.51%    50.76%    44.81%     52.73%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregrate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate loans will be valued in accordance with guidelines established by the Fund's Board of Directors. Under the Fund's current guidelines, corporate loans will be valued at the average of the mean between the bid and asked quotes received from one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).


NOTES TO FINANCIAL STATEMENTS (concluded)


Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.


2. Investment Advisory Agreement
and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the six months ended August 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Inc., $3,221 for security price quotations to compute the net asset value of the Fund.

The Fund's leverage facility is currently provided by Merrill Lynch International Bank Limited, an affiliate of FAM (as further described in Note 6).

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for six months ended August 31, 1997 were $245,124,029 and $176,089,861, respectively.

Net realized and unrealized gains as of August 31, 1997 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 1,687,544    $12,587,533
                                  -----------    -----------
Total                             $ 1,687,544    $12,587,533
                                  ===========    ===========


As of August 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $12,587,533, of which $18,255,982 related to appreciated securities and $5,668,449 related to depre-ciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $612,221,150.


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended August 31, 1997 increased by 606,739 as a result of dividend reinvestment and during the year ended February 28, 1997 increased by 26,115,244, of which 24,833,536 resulted from a reorganization and 1,281,708 resulted from dividend reinvestment.


5. Unfunded Loan Interests:
As of August 31, 1997, the Fund had unfunded loan commitments of $3,299,425, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                         Unfunded
                                        Commitment
Borrower                              (in thousands)

American Italian Pasta Company              $2,700

Whittaker Corp.                                599

6. Short-Term Borrowings:
On April 21, 1997, the Fund extended its credit agreement through April 30, 1998 with a syndicate of banks led by Merrill Lynch International Bank Limited. The agreement is a $225,000,000 credit facility bearing interest at the Federal Funds rate plus 0.25% and/or the LIBOR plus 0.25%. For the six months ended August 31, 1997, the maximum amount borrowed was $152,600,000, the average amount borrowed was approximately $109,604,000, and the daily weighted average interest rate was 5.88%. For the six months ended August 31, 1997, facility and commitment fees aggregated approximately $107,234.


7. Capital Loss Carryforward:
At February 28, 1997, the Fund had a net capital loss carryforward of approximately $22,144,000, of which $9,353,000 expires in 2003, $12,057,000 expires in 2004 and $734,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
On September 8, 1997, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.076966 per share, payable on September 30, 1997 to shareholders of record as of September 18, 1997.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
R. Douglas Henderson, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286


NYSE Symbol
ARK